UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):       August 4, 2004

Aqua America, Inc.

(Exact Name of Registrant Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	001-06659 (Commission File Number)	23-1702594 (I.R.S. Employer Identification No.)

762 West Lancaster Avenue
Bryn Mawr, Pennsylvania	19010-3489

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (610) 527-8000

______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Press Release, dated August 4, 2004, issued by Aqua America, Inc. (formerly known as Philadelphia Suburban Corporation).

Item 12. Results of Operations and Financial Condition.

On August 4, 2004, Aqua America, Inc. (formerly known as Philadelphia Suburban Corporation) issued a press release announcing its second quarter 2004 earnings. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference. This report (including the exhibit) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Registrant pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

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SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUA AMERICA, INC.

By: ROY H. STAHL Roy H. Stahl Executive Vice President and General Counsel

Dated: August 4, 2004

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Exhibit Index

Exhibit

99.1	Press Release, dated August 4, 2004, issued by Aqua America, Inc. (formerly known as Philadelphia Suburban Corporation).